U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2010

Eco-Friendly Power Technologies Corp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-161914	42-1769945
(Commission File No.)	(IRS Employer Identification No.)

c/o Mordechai Gafni
24 Givat Shaul Street
Givat Shaul 95477, Jerusalem, Israel
Phone number: 972-546749641
Fax number: 972-546749641

(Address and telephone number of principal executive offices and place of business)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8– Other Events

Item 8.01 Other Events

On September 2, 2010, Eco-Friendly Power Technologies Corp. (the “Registrant”) concluded and terminated its public offering held in accordance with the Registration Statement on Form S-1, which was declared effective by the Securities and Exchange Commission on March 11, 2010.  The Registrant sold all 2,500,000 shares offered for a purchase price of $0.03 per share, amounting in the aggregate to $75,000.00.  The Registrant now has a total of 5,500,000 shares issued and outstanding.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit 10.1            Form of Subscription Agreement for the

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2010

Eco-Friendly Power Technologies Corp.

By:	Mordechai Gafni
Moedechai Gafni
Title: President and Director
(Principal Executive Officer)